UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 25, 2021

Ibere Pharmaceuticals

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40119	98-1564986
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2005 Market Street, Suite 2030

Philadelphia, PA 19103

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (267) 765-3222

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	IBERU	New York Stock Exchange

Class A ordinary share, $0.0001 par value	IBER	New York Stock Exchange

Warrants, each whole warrant exercisable for one Class A ordinary share for $11.50 per share	IBERW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 2, 2021, Ibere Pharmaceuticals, a Cayman Islands exempted company (the “Company”), consummated its initial public offering (the “IPO”) of 13,800,000 units (the “Units”), which included the exercise of the underwriters’ option to purchase an additional 1,800,000 Units at the initial public offering price to cover over-allotments. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $138,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333- 252863) related to the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on February 9, 2021 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated February 25, 2021, by and among the Company and Raymond James & Associates, Inc., a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated February 25, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated February 25, 2021, by and among the Company, its officers, its directors and the Company’s sponsor, PIPV Capital LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated February 25, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated February 25, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated February 25, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	A Sponsor Warrants Purchase Agreement, dated February 25, 2021 (the “Warrant Purchase Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Substantially simultaneously with the closing of the IPO, pursuant to the Warrant Purchase Agreement, the Company completed the private sale of an aggregate of 4,835,000 Warrants (the “Private Placement Warrants”) to the Sponsor at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $4,835,000. The Private Placement Warrants are identical to the Warrants included in the Units sold as part of the Units in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On February 25, 2021, in connection with the IPO, the Company filed its Amended and Restated Memorandum and Articles of Association, effective the same day. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $138,000,000, comprised of $135,240,000 of the proceeds from the IPO (which amount includes $4,830,000 of the underwriter’s deferred discount) and $2,760,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at Raymond James & Associates, Inc., N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes (less up to $100,000 interest to pay dissolution expenses), the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a stockholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association (a) to modify the substance or timing of its obligation to offer redemption rights in connection with any proposed initial business combination or to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 24 months from the closing of the IPO or (b) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On February 26, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On March 2, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated February 25, 2021, by and among the Company and Raymond James & Associates, Inc.

3.1	Amended and Restated Memorandum and Articles of Association.

4.1	Warrant Agreement, dated February 25, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated February 25, 2021, by and among the Company, its officers, its directors and the Sponsor.

10.2	Investment Management Trust Agreement, dated February 25, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated February 25, 2021, by and between the Company and the Sponsor.

10.4	Administrative Services Agreement, dated February 25, 2021, by and between the Company and the Sponsor.

10.5	Sponsor Warrants Purchase Agreement, dated February 25, 2021, by and between the Company and the Sponsor.

99.1	Press Release, dated February 26, 2021.

99.2	Press Release, dated March 2, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ibere Pharmaceuticals

	By:	/s/ Osagie Imasogie
		Name:	Osagie Imasogie
		Title:	Chief Executive Officer

Dated: March 2, 2021